AMENDMENT AGREEMENT

THIS AMENDING AGREEMENT dated for reference and made effective as of the 27th day of January, 2023.

BETWEEN:

RISE GRASS VALLEY INC., a corporation incorporated under the laws of Nevada, having an office at 333 Crown Point Circle, Ste 215, Grass Valley, CA 95945

(the "Borrower")

AND:

ERIDANUS CAPITAL, LLC, a limited liability company incorporated under laws of Wyoming, having an office at 201 East 5th Street, Suite 1200, Sheridan, WY  82801

(the "Lender")

WHEREAS:

A. The Borrower and Lender entered into a loan agreement dated for reference the 30th day of August, 2019 (the "Loan Agreement") relating to a term loan of up to $1,000,000;

B. The Lender advanced $1,000,000 under the terms of the Loan Agreement;

C. The Borrower exercised the Loan Extension Option; and

D. The parties wish to amend the Loan Agreement to extend the Maturity Date by one year and to reduce the applicable Interest Rate temporarily.

NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the mutual covenants and agreements herein contained, the parties hereto do covenant and agree as follows:

1. As used in this Agreement, unless otherwise defined or unless the context otherwise requires the following terms have the following respective meanings:

"Closing Date" means February 17, 2023 or such other date as the parties may agree to in writing.

2. The definition of "Maturity Date" in the Loan Agreement shall be deleted in its entirety and replaced with the following:

"Maturity Date" means the earlier of (i) the date which is five years from the date of the Advance; and (ii) the date that all Obligations may become due and payable in accordance with the terms hereof."

3. Section 2.5(a) of the Loan Agreement shall be deleted in its entirety and replaced with the following:

"(a) Interest shall accrue on the principal sum outstanding both before and after the Maturity Date, default and judgment until actual payment in full at the rates (the "Interest Rate") set out below, calculated and compounded monthly:

(i) Years 1 and 2:  10% per annum;

(ii) Year 3:  20% per annum;

(iii) Year 4:  25% per annum subject to the adjustment set out below in Section 2.5(c); and

(iv) Year 5:  25% per annum subject to the adjustment set out below in Section 2.5(c).

From and after the date of the Advance, interest shall accrue and be payable on the Maturity Date."

4. Section 2.5(c) be added:

"(c) Commencing on the Closing Date and for a period of twelve months thereafter (the "Abatement Period"), the interest rate on all outstanding indebtedness of the Borrower to the Lender shall be reduced to 15% per annum, compounded monthly.  Subsequent to the Abatement Period, the interest rate shall revert to 25% per annum, compounded monthly."

5. Section 2.6 of the Loan Agreement shall be deleted in its entirety and replaced with the following:

"Prior to the Maturity Date, the Borrower may prepay the Loan and accumulated interest in whole or in part."

6. On the Closing Date, provided the representations, warranties, covenants and acknowledgements of the Lender set out in Section 6.2 of the Loan Agreement are true and correct on such date, the Borrower shall:

(a) Pay $250,000 to the Lender, which amount will be applied against accrued and unpaid interest on the Loan; and

(b) Cause the Corporation to issue 575,000 share purchase warrants (the "2023 Warrants") to the Lender and to deliver a certificate representing the warrants, substantially in the form attached hereto as Exhibit A.  Each 2023 Warrant shall entitle the Lender to purchase one share of common stock at a price of $0.60 per share (a "2023 Warrant Share") for a period of 2 years from the Closing Date.  Alternatively, the Lender may instruct the Corporation to issue the 2023 Warrants to the limited liability company members of the Lender (the "Members") pro rata based on the Members' respective membership interests in the Lender, as certified to the Corporation in writing by the Lender, substantially in the form attached hereto as Exhibit B.  The issuance of 2023 Warrants and any 2023 Warrant Shares shall not constitute security for or payment of the Loan.

For purposes of this Section 5 references to "Securities" in Section 6.2 of the Loan Agreement shall mean, collectively, the 2023 Warrants and 2023 Warrant Shares and references to "Warrants" shall mean 2023 Warrants.

7. Any capitalized terms used in this Agreement which are not defined in this Agreement have the meanings ascribed to them in the Loan Agreement.

8. Except as expressly amended herein, the Loan Agreement is hereby ratified, approved and confirmed to be in full force and effect.

9. This Agreement may be executed in any number of counterparts and all such counterparts, taken together, will be deemed to constitute one and the same instrument.  This Agreement may be delivered by facsimile or any other electronically communicated method.

IN WITNESS WHEREOF this Agreement has been signed by each of the parties hereto as of the date first above written.

RISE GRASS VALLEY INC.

By:	/s/ Ben Mossman
	Name:	Benjamin W. Mossman
	Title:	President and Chief Executive Officer

ERIDANUS CAPITAL, LLC By its Manager: Myrmikan Capital, LLC a Delaware limited liability company

By:	/s/ Dan Oliver Jr.
	Name:	Daniel Oliver Jr.
	Title:	Manager

Exhibit A

FORM OF WARRANT CERTIFICATE

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY, OR ANY SECURITIES THAT ARE ISSUABLE UPON ITS EXERCISE, BEFORE ◆, 2023.

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER AGREES (1) THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THE SECURITY EVIDENCED HEREBY, EXCEPT (A) TO RISE GOLD CORP. (THE "ISSUER"); (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT; (C) TO A PERSON THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A ADOPTED UNDER THE SECURITIES ACT) THAT IS PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER QUALIFIED INSTITUTIONAL BUYER AND TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, ALL IN COMPLIANCE WITH RULE 144A (IF AVAILABLE); (D) OUTSIDE THE UNITED STATES IN A TRANSACTION MEETING THE REQUIREMENTS OF REGULATION S UNDER THE SECURITIES ACT; OR (E) UNDER ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT; AND (2) THAT IT WILL, PRIOR TO ANY TRANSFER OF THIS SECURITY, FURNISH TO THE ISSUER AND/OR TRANSFER AGENT FOR THIS SECURITY, AS APPLICABLE, SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS MAY BE REQUIRED TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ANY OTHER APPLICABLE SECURITIES LAWS.

WARRANT CERTIFICATE

RISE GOLD CORP.
(incorporated under the laws of the State of Nevada)

Certificate No. ◆	Warrants to Purchase ◆ Shares of Common Stock

THIS IS TO CERTIFY THAT, for value received, ◆, (the "Holder") is entitled to purchase up to ◆ fully paid and non-assessable shares of the common stock (the "Warrant Shares") of Rise Gold Corp. (the "Corporation") at a price of $0.60 per Warrant Share at any time up to 5:00 PM (Vancouver time) on ◆, 2025 (the "Expiry Time"), upon and subject to the terms and conditions contained in this warrant certificate (this "Warrant Certificate").

The securities represented hereby will be void and of no value unless exercised prior to the Expiry Time.

The rights represented by this Warrant Certificate may only be exercised by the Holder, in whole or in part (but not as to any fractional Warrant Shares), by:

(a) duly completing, in the manner indicated, and executing the exercise form attached as Schedule "A" hereto (the "Exercise Form"); and

(b) surrendering this Warrant Certificate to the Corporation during normal business hours at Suite 650 - 669 Howe Street, Vancouver, British Columbia, V6C 0B4, Attention: Chief Financial Officer, together with cash, a certified cheque, bank draft or money order payable to or to the order of the Corporation, or evidence of a wire transfer sent to a bank account designated in writing by the Corporation, in the amount of the aggregate Exercise Price for the number of Warrant Shares subscribed.

Upon the exercise of the rights represented by this Warrant Certificate and payment of such aggregate Exercise Price in accordance with the terms hereof, the Warrant Shares for which the Holder has subscribed shall be deemed to have been issued and the Holder shall be deemed to have become the holder of record of the applicable number of Warrant Shares on the date of such exercise and payment.

In the event of any exercise of the Warrants represented by this Warrant Certificate, certificates representing the Warrant Shares so purchased shall be delivered to the Holder within a reasonable time, not exceeding five business days after such exercise and, unless this Warrant Certificate has expired, a new warrant certificate representing the number of Warrants, if any, with respect to which this Warrant Certificate has not then been exercised, shall also be issued and delivered to the Holder within such time.

Subject to applicable securities laws, the Warrants are transferable and the term "Holder" shall mean and include any successor, transferee or assignee of the current or any future Holder.  The Warrants may be transferred by the Holder (a) completing and delivering to the Corporation the form of transfer attached hereto as Schedule "B" and (b) delivering to the Corporation an opinion of counsel reasonably satisfactory to the Corporation, or other certification reasonably satisfactory to the Corporation, confirming that the transfer is being made in compliance with an available exemption from the registration requirements of the U.S. Securities Act and applicable state laws unless such transfer is the result of a pro rata in-kind distribution by the Lender to its members.

The Corporation covenants to the Holder that, for so long as any securities represented by this Warrant Certificate remain outstanding:

(a) it will reserve and keep available a sufficient number of shares of common stock (each, a "Share") for the purpose of enabling it to satisfy its obligations to issue any Warrant Shares upon the exercise of any Warrant represented hereby;

(b) it will cause the Warrant Shares from time to time acquired pursuant to the exercise of any Warrants represented hereby to be duly issued and delivered in accordance with this Warrant Certificate and the terms hereof;

(c) all Warrant Shares which shall be issued upon the exercise of the Warrants represented hereby shall be fully paid and non-assessable;

(d) it will use reasonable commercial efforts to maintain its existence and carry on its business in the ordinary course;

(e) it will use reasonable commercial efforts to ensure that all Shares outstanding or issuable from time to time (including, without limitation, the Warrant Shares issuable upon the exercise hereof) continue to be or are listed and posted for trading on the Canadian Securities Exchange (the "Exchange") (or such other Canadian stock exchange acceptable to the Corporation), provided that this clause shall not be construed as limiting or restricting the Corporation from completing a consolidation, amalgamation, arrangement, takeover bid or merger that would result in the Shares ceasing to be listed and posted for trading on the Exchange, so long as the holders of Shares receive securities of an entity which is listed on a stock exchange in Canada, or cash, or the holders of Shares have approved the transaction in accordance with the requirements of applicable corporate and securities laws and the policies of the Exchange; and

(f) it will make all requisite filings under Canadian and U.S. federal and state applicable securities laws including those necessary to remain a reporting issuer not in default in the United States and each of the Canadian provinces and other Canadian jurisdictions where it is or becomes a reporting issuer.

The Corporation represents and warrants to the Holder that the Corporation is duly authorized and has all corporate and lawful power and authority to issue and create, as applicable, the Warrants represented hereby and the Warrant Shares issuable upon the exercise thereof, to execute and deliver this Warrant Certificate and to perform its obligations hereunder and that this Warrant Certificate represents a valid, legal and binding obligation of the Corporation enforceable in accordance with its terms.

IN WITNESS WHEREOF the Corporation has caused this Warrant Certificate to be duly executed as of ◆, 2023.

RISE GOLD CORP.

Per: _________________________

 Authorized Signatory

TERMS AND CONDITIONS

1. In the event of any alteration of the Shares, including any subdivision, consolidation, rights offering, reclassification or payment of any stock dividends, or in the event of any form of reorganization of the Corporation, including any amalgamation, merger or arrangement (collectively, a "Reorganization"), an adjustment will be made to the terms of the securities represented by this Warrant Certificate (including without limitation, the Exercise Price) such that the Holder, upon the exercise of any such securities following the completion of the Reorganization, will be entitled to receive the same number and kind of securities that it would have been entitled to receive as a result of the Reorganization had it exercised such securities immediately prior to the Reorganization.

2. The Corporation will not effect any Reorganization which could result in a successor to the Corporation unless prior to or simultaneously with the consummation thereof, the entity succeeding the Corporation acknowledges in writing that it is bound by and will comply with the provisions set forth in this Warrant Certificate.

3. If, at any time:

(a) the Corporation pays any dividend payable in stock or other securities upon the Shares or makes any distribution to the holders of the Shares;

(b) the Corporation offers for subscription pro rata to the holders of the Shares any additional shares of stock or other securities of any class or other rights;

(c) there is a voluntary or involuntary dissolution, liquidation or winding-up of the Corporation; or

(d) the Corporation effects any Reorganization;

written notice prior to the earlier of (i) the date on which the books of the Corporation will close; and (ii) a record will be taken for (A) such dividend, distribution or offer of subscription rights; or (B) determining rights to vote with respect to such dissolution, liquidation or winding-up or Reorganization and, in the case of such dissolution, liquidation or winding-up or Reorganization, at least 14 days' prior written notice of the date when the same will take place.  Such written notice will also specify, in the case of any dividend, distribution or offer of subscription rights, the date on which the holders of the Shares will be entitled thereto, and such notice will also specify the date on which the holders of the Shares will be entitled to exchange the Shares for securities or other property deliverable upon any dissolution, liquidation or winding-up or Reorganization, as the case may be.

4. In accordance with this Warrant Certificate, and in addition to the adjustments set out in Section 1, the Corporation will make any adjustments it considers necessary and equitable, acting in good faith, in the event of any reorganization, transaction, change or alteration to the Shares to ensure that, directly or indirectly, no such reorganization, transaction, change or alteration in any way limits or restricts the number of Shares which may ultimately be acquired by the Holder pursuant to the exercise of this Warrant Certificate.  If at any time a dispute arises with respect to any adjustments provided for herein, such dispute will be conclusively determined by the auditors of the Corporation or if they are unable or unwilling to act, by such other firm of independent chartered accountants as may be selected by the directors of the Corporation and any such determination, absent manifest error, will be binding upon the Corporation, the Holder and stockholders of the Corporation.  The Corporation will provide such auditors or accountants with access to all necessary records of the Corporation and fees payable to such accountants or auditors will be paid by the Corporation.

5. To the extent that this Warrant Certificate confers the right to purchase a fraction of a Warrant Share, such right may be exercised in respect of such fraction only in combination with one or more Warrants which in the aggregate entitle the Holder to subscribe for and purchase a whole number of Warrant Shares.  The Corporation will not issue any fractional Shares or provide consideration lieu thereof.

6. The Holder may, at any time prior to the Expiry Time, upon the surrender of this Warrant Certificate to the Corporation and upon the payment of such applicable charges as may be required by the Corporation from time to time, exchange this Warrant Certificate for another warrant certificate entitling the Holder to subscribe for and purchase the same number of Warrant Shares as are purchasable under this Warrant Certificate at the time of such exchange.

7. This Warrant Certificate shall not entitle the Holder to any rights as a stockholder of the Corporation, including voting rights.

8. Any notice to be given hereunder to the Holder shall be given in writing and either sent by electronic transmission, delivered, or mailed by prepaid post to the Holder at the address indicated on the first page of this Warrant Certificate, or at such other address as the Holder may designate to the Corporation by written notice.  If such notice is sent by electronic transmission or is delivered, it shall be deemed to have been given at the time of sending or delivery; if such notice is sent by mail, it shall be deemed to have been given 72 hours following the date of mailing.  In the event of a mail strike or disruption in postal service at or prior to the time a notice is deemed to have been received by mail, such notice shall be delivered or sent by electronic transmission.

9. This Warrant Certificate shall be governed by and construed in accordance with the laws of the Province of British Columbia, without reference to its rules governing the choice or conflict of laws. The Parties hereto irrevocably attorn and submit to the exclusive jurisdiction of the courts of the Province of British Columbia, sitting in the city of Vancouver, with respect to any dispute to or arising out of this Warrant Certificate.

10. All references to currency in this Warrant Certificate are to US dollars.

11. Time shall be of the essence hereof.

SCHEDULE "A"

EXERCISE FORM

TO: Rise Gold Corp.
Suite 650 - 669 Howe Street
Vancouver, BC V6C 0B4
Attention: Chief Financial Officer

The undersigned hereby exercises the right provided for in the Warrant Certificate to which this Exercise Form is attached to purchase _______________ Warrant Shares according to the terms and conditions of such Warrant Certificate and herewith makes payment in the amount of $_______________ as the purchase price in full for such Warrant Shares at a price of $0.60 per Warrant Share or the adjusted dollar amount per Warrant Share at which the undersigned is entitled to purchase such Warrant Shares as provided in the Warrant Certificate.

The undersigned hereby directs that the Warrant Shares be issued and delivered as follows:

Name	Address	Number of Shares

The undersigned represents, warrants and certifies that at the time of exercise of the rights represented by the Warrant Certificate (CHECK one (only) of the following):

☐ (1) The undersigned holder (i) is not in the United States, (ii) is not a U.S. person ("U.S. Person"), as defined in Regulation S under the United States Securities Act of 1933, as amended (the "U.S. Securities Act"), (iii) is not exercising the Warrants for the account or benefit of a U.S. Person or a person in the United States, (iv) did not execute or deliver this exercise form in the United States, and (v) delivery of the underlying shares will not be to an address in the United States; OR

☐ (2) The undersigned holder (a) is the original U.S. purchaser of the Warrants, (b) is exercising the Warrants for its own account, and (c) is an "accredited investor" as defined in Rule 501(a) of Regulation D under the U.S. Securities Act at the time of exercise of the Warrants; OR

☐ (3) If the undersigned holder is (i) a holder in the United States, (ii) a U.S. Person, (iii) a person exercising for the account or benefit of a U.S. Person or a person in the United States, (iv) executing or delivering this exercise form in the United States or (v) requesting delivery of the underlying shares in the United States, the undersigned holder has delivered to the Corporation and the Corporation's transfer agent an opinion of counsel (which will not be sufficient unless it is in form and substance reasonably satisfactory to the Corporation) or other certifications reasonably satisfactory to the Corporation to the effect that the offer and sale of the Warrant Shares to be delivered upon exercise of the Warrants is exempt from the registration requirements of the U.S. Securities Act and applicable state securities laws.

It is understood that the Corporation and its transfer agent may require evidence to verify the foregoing representations.

Except as otherwise defined, capitalized terms used in this Exercise Form have the meanings ascribed thereto in the Warrant Certificate to which this Exercise Form is attached.

____________________________________
Signature

____________________________________
Name

____________________________________
Title (if applicable)

____________________________________
Date

SCHEDULE "B"

FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto                                                                                   (name) (the "Transferee"), of                                                                                                                                                                                                                                                          (residential address)

___________________ Warrants of Rise Gold Corp. (the "Corporation") registered in the name of the undersigned on the records of the Corporation represented by the attached Warrant certificate, and irrevocably appoints the Secretary of the Corporation as the attorney of the undersigned to transfer the said securities on the books or register of transfer, with full power of substitution.

DATED the _______ day of _________________, 20____.

Signature Guaranteed	(Signature of Warrant holder, to be the same as appears on the face of this Warrant Certificate)

(Print Name)

(Print Address)

Instructions:

1. Signature of the Warrant holder must be the signature of the person appearing on the face of this Warrant Certificate.

2. If the Transfer Form is signed by a trustee, executor, administrator, curator, guardian, attorney, officer of a corporation or any person acting in a fiduciary or representative capacity, the certificate must be accompanied by evidence of authority to sign satisfactory to the Corporation.

3. Warrants shall only be transferable in accordance with applicable laws.

EXHIBIT B

DIRECTION AND CERTIFICATION

To: Rise Grass Valley Inc. and Rise Gold Corp.

Re: Amendment Agreement (the "Agreement") dated for reference and made effective as of January 27, 2023 between Rise Grass Valley Inc. (the "Borrower") and Eridanus Capital, LLC (the "Lender")

In connection with the issuance of the 2023 Warrants (as defined in the Agreement) by Rise Gold Corp. (the "Corporation") to the Lender, and pursuant to section 6(b) of the Agreement, the Lender undersigned hereby directs that the 2023 Warrants be issued in the names of the Members pro rata based on each Member's respective membership interests in the Lender.

The Lender represents, warrants and certifies to the Borrower and the Corporation that membership interests are as follows:

Name of Member	Membership Interest (%)	Number of 202 Warrants
Christian Watjen	65	373,750
Daniel Oliver Jr.	20	115,000
Valentin Schmid	15	86,250

Dated: February 17, 2023.

ERIDANUS CAPITAL, LLC By its Manager: Myrmikan Capital, LLC a Delaware limited liability company

By:	/s/ Daniel Oliver Jr.
	Name:	Daniel Oliver Jr.
	Title:	Manager